                Proxy Statement Pursuant to Section 14 (a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                              [_] Confidential, for Use of
[X] Definitive Additional Materials               Commission Only [as permitted
                                                  by Rule 14a-6(e) (2)]
[_] Definitive Proxy Statement
[_] Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------
                               IDEX MUTUAL FUNDS

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)  Title of each class of securities to which transaction applies:
 ................................................................................

2)  Aggregate number of securities to which transaction applies:
 ................................................................................

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 ................................................................................

4)  Proposed maximum aggregate value of transaction:
 ................................................................................

5)  Total fee paid:
 ................................................................................

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)                Amount Previously Paid:
 ................................................................................

2)  Form, Schedule or Registration Statement No.:
 ................................................................................

3)  Filing Party:
 ................................................................................

4)  Date Filed:
 ................................................................................

[LOGO] IDEX MUTUAL FUNDS
IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX INTERNATIONAL EQUITY (FORMERLY, IDEX GE INTERNATIONAL EQUITY) TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

   Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q. ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

A. Shareholders are being asked to:

      --Approve a new Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI")

      --Approve a new Sub-Advisory Agreement between IMI and American Century Investment Management, Inc. ("American Century")

      --Approve a proposal to permit IMI, after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for the Fund, without obtaining shareholder approval. ("Sub-Adviser Approval Policy")

      --Re-elect the current Trustees of the Board and elect two new Trustees to the Board of Trustees.

      --Approve changes to certain fundamental investment restrictions.

Q. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q. WHY AM I BEING ASKED TO APPROVE NEW ADVISORY AGREEMENTS ON BEHALF OF THE
   FUND?


A. GE Asset Management Incorporated tendered its resignation as sub-adviser to the Fund effective at close of business on October 4, 2001. The Fund has failed to attract a significant level of assets and its performance had been below its benchmark. The Board then selected American Century to serve as sub-adviser to the Fund, on an interim basis. On October 5, 2001, IMI entered into an interim sub-advisory agreement with American Century, for a period not to exceed the earlier of 150 days, or until approval by shareholders of the new sub-advisory agreement.


   The Board is also requesting that you approve a new Investment Advisory Agreement between IDEX and IMI. The terms of this Agreement are substantially the same as the current investment advisory agreement, but the new agreement reflects minor stylistic and clarifying changes and also reflects a modest increase in advisory fees.

Q. WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the business affairs of the IDEX funds to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

   Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the oversight of the Fund's operation by IDEX's independent trustees.

   The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. The Fund adopted a number of fundamental investment restrictions prior to its inception.

   American Century has requested that the Fund approve changes to certain fundamental investment restrictions that reflect the restrictions for other international funds that it manages. Many of the restrictions are regulated by securities laws and are already included in the current restrictions, but may now simply reflect minor stylistic and clarifying changes.

Q. IS THE FUND'S INVESTMENT OBJECTIVE BEING CHANGED?

A. No, but the Fund will have a new name on March 1, 2002--IDEX American Century International.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of the Fund's portfolio. The changes will allow the Fund greater flexibility to respond to investment opportunities.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?

A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval because it will allow the Fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is time consuming. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees. We need the affirmative vote of a majority of the fund's outstanding voting securities, as defined by the Investment Company Act of 1940, all other proposals. Shareholders of the other IDEX funds will receive a separate proxy to vote for the election of Trustees and approval of the Sub-
   Adviser Approval Policy. Votes from all IDEX shareholders will be tallied to determine the election of Trustees (which will be effective on March 1, 2002); The Sub-Adviser Approval Policy will be voted upon by each IDEX fund. The other proposals that you are being asked to vote on are specific to the Fund only.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES BY THE SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct ("ALAMO"), a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 11:00 a.m. Eastern Time on February 8, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.



Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of the Fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 13, 2001.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.


   To vote via the Internet, by telephone or via facsimile, please follow the enclosed instructions.




   If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time.

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

   JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

   ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday-Friday).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE FUND. PLEASE READ IT CAREFULLY!

                               IDEX MUTUAL FUNDS

                           IDEX International Equity

                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll-Free) 1-888-233-4339

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 8, 2002

   To the shareholders of IDEX International Equity of IDEX Mutual Funds:

   Notice is hereby given that a special meeting of the shareholders of IDEX International Equity (the "Fund") (formerly, IDEX GE International Equity) of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 8th day of February, 2002 at 11:00 a.m., Eastern Time, or any adjournment(s) thereof, for the following purposes:

    1. To approve a new Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI");

    2. To approve a new Sub-Advisory Agreement between IMI and American Century Investment Management, Inc. ("American Century") with respect to the Fund;

    3. To approve the adoption of a Sub-Adviser Approval Policy;

    4. To re-elect the current Trustees of the IDEX Board of Trustees and to elect new Trustees to the Board;

5(a)-(e). To approve changes to certain investment restrictions;

as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Special Meeting and any related follow-up meetings.

   The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 13, 2001 as the record date for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 13, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote your shares either by mail, the Internet, telephone or facsimile.

   To vote by mail: Complete, date, sign and return your proxy card in the enclosed, postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important.

   To vote by the Internet, by telephone or by facsimile, please follow the enclosed instructions.

   If you vote your proxy ballot by any of the means mentioned above and then attend the meeting in person, you may change your vote in person at the meeting.

   Each proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal.

   We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                          By Order of the Board of Trustees,

                                          John K. Carter,
                                          Secretary
                                          IDEX Mutual Funds
                                          St. Petersburg, Florida

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   You may vote by mail, telephone, via the Internet or by facsimile.

   IDEX will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339, or write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

   Shareholders of the Fund are invited to attend the meeting in person. If you do not expect to attend the meeting, please vote your proxy card via mail, the Internet, facsimile or telephone.

   In order to avoid the additional expense and delay of further solicitation, we ask that you vote your proxy promptly.

                             ---------------------

                                PROXY STATEMENT

                            DATED DECEMBER 10, 2001


                             ---------------------

                               IDEX MUTUAL FUNDS

                           IDEX International Equity
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll Free) 1-888-233-4339


   This is a proxy statement for IDEX International Equity (formerly, IDEX International Equity) (the "Fund") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on February 8, 2002 at 11:00 a.m., ET, at 570 Carillon Parkway, St. Petersburg, Florida 33716.


   The primary purposes of the Meeting are to permit shareholders of the Fund:
(1) to approve a new investment advisory agreement between IDEX and Idex Management, Inc. ("IMI") on behalf of the Fund (the "Proposed Investment Advisory Agreement"); (2) to approve a new sub-advisory agreement between IMI and American Century Investment Management, Inc. ("American Century") with respect to the Fund (the "Proposed Sub-Advisory Agreement"), to take effect upon the later to occur of March 1, 2002 or obtaining shareholder approval; (3) to approve adoption of a Sub-Adviser Approval Policy on behalf of the Fund; (4) to re-elect current Trustees of the Board and to elect two new Trustees to the Board; and (5) to approve changes to certain of the fundamental investment restrictions for the Fund.


   The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about December 10, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, regular employees of Idex Investor Services, Inc. (the transfer agent of IDEX) their affiliate(s), or Alamo Direct ("ALAMO"), a private proxy services firm. The estimated costs for this service is $5,500. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the Fund.

                              VOTING INFORMATION

   Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 13, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Proposed Investment Advisory Agreement, the Proposed Sub-Advisory Agreement, the election of Trustees, the Sub-Adviser Approval Policy and the approval of changes to certain of the investment restrictions.

   With respect to each proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

   The person named as proxies will vote those proxies that they are entitled to vote FOR the proposals in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

   The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

   Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

   You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


   As of the Record Date, the Fund had 1,460,384.9250 outstanding shares of beneficial interest.



   Beneficial Owners. Occasionally the number of shares the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of November 13, 2001, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class M shares except for InterSecurities, Inc. which owned 5.42% of Class A shares.




   In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, the Internet, by telephone or facsimile.

To Vote By Mail:

  .  Indicate your instructions on the enclosed proxy card;


  .  Date and sign the proxy card;


  . Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

  . Allow sufficient time for the voting instruction form to be received on or before 11:00 a.m. February 8th, 2002.

   To vote via the Internet, by telephone or by facsimile, please follow the enclosed instructions.



   Please vote each proxy card you may receive only once, unless you decide to change your vote before the Meeting.

   ALAMO will assist us with this proxy solicitation. If we have not received your vote as the date of the Meeting approaches, you may receive a call from ALAMO to ask for your vote. If you vote by telephone, please do not return your proxy card, unless you later elect to change your vote.

   If a shareholder wishes to participate in the Meeting, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet, is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

                                 INTRODUCTION

IDEX

   IDEX is a Massachusetts Business Trust organized as a diversified, open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the Securities and Exchange Commission ("SEC"). Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

The Investment Adviser

   IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser for IDEX and is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA") and is an affiliate of IDEX. AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

   IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to the Current Investment Advisory Agreement between IDEX and IMI, dated March 1, 1999, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that the Fund may own or contemplate acquiring from time to time. IMI's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of the Fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of the Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.

   The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Investment Advisory Agreement, will enter into a sub-advisory agreement with a sub-adviser to provide the Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

   IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

   IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Fund since March 1, 1999. Prior to that date, InterSecurities, Inc. served as investment adviser to the Fund.

   IMI's directors and principal executive officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with IMI   Principal Occupation
--------------------------   --------------------
John R. Kenney............ Trustee and Chairman of
  Director                 IDEX MutualFunds;
                           Chairman of the Board
                           ofAEGON/Transamerica
                           Series Fund,Inc.;
                           Chairman, Director and
                           Co-CEOof Great Companies,
                           LLC; Director
                           ofAEGON/Transamerica Fund
                           Advisers,Inc. and
                           AEGON/Transamerica
                           FundServices, Inc.;
                           Director of Idex
                           InvestorServices, Inc.;
                           Director of ISI
                           InsuranceAgency, Inc.;
                           Chairman and
                           ChiefExecutive Officer of
                           Western ReserveLife
                           Assurance Co. of Ohio;
                           SeniorVice President of
                           AEGON USA, Inc.

Jerome C. Vahl............ Director and President,
  Director                 WesternReserve Life
                           Assurance Co. of
                           Ohio;Director of Idex
                           Investor Services,
                           Inc.;Vice President,
                           AEGON USA, CedarRapids,
                           Iowa; Executive Vice
                           Presidentof IDEX Mutual
                           Funds and
                           AEGON/Transamerica Series
                           Fund, Inc.

Thomas R. Moriarty........ Executive Vice President,
  Director and CEO         Treasurer andPrincipal
                           Financial Officer of
                           IDEXMutual Funds and
                           AEGON/Transamerica Series
                           Fund, Inc.;President,
                           Chief Executive Officer
                           andDirector of
                           InterSecurities, Inc.;
                           SeniorVice President of
                           ISI InsuranceAgency,
                           Inc.; Director of Idex
                           InvestorServices, Inc.;
                           Senior Vice President
                           ofWestern Reserve Life
                           Assurance Co. ofOhio; and
                           President and CEO ofAEGON
                           Asset Management
                           Services,Inc.

   All directors as set forth above also serve as an officer or Trustee of IDEX. No officer or Trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

The Sub-Adviser

   GEAM tendered its resignation to the Board as sub-adviser to the Fund effective at close of business on October 4, 2001. The Board then selected American Century (the "Sub-Adviser") to serve as sub-adviser to the Fund, on an interim basis. IMI entered into an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") with American Century on October 4, 2001. The Sub-Adviser provides investment advisory assistance and portfolio management advice to IMI for the Fund. Subject to review and supervision by IMI and the Board, the Sub-Adviser is responsible for the actual investment management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser also places orders to buy or sell securities on behalf of the Fund. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. The Sub-Adviser is a registered investment adviser under the Advisers Act.

   The terms of the Interim Sub-Advisory Agreement are identical to those of the previous sub-advisory agreement between IMI and GEAM, except that: (1) the term of the Interim Sub-Advisory Agreement is the earlier of approval by shareholders of the Fund of a new Sub-Advisory Agreement, or 150 days.

   The Interim Sub-Advisory Agreement may be terminated, without penalty, by the Board or by shareholders of the Fund on sixty (60) days' written notice to the Sub-Adviser, on (60) days' written notice from IMI to the Sub-Adviser provided certain conditions are met, or on sixty (60) days' written notice from the Sub-Adviser to IMI. In addition, the Interim Sub-Advisory Agreement will terminate automatically in the event of its assignment as that term is defined by the 1940 Act, and requires approval of amendments thereto as specified by the 1940 Act.

-----------------------------------------------------------

                PROPOSAL 1: TO APPROVE THE PROPOSED INVESTMENT
                              ADVISORY AGREEMENT

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   Currently, IMI acts as investment adviser to the Fund pursuant to an investment advisory agreement dated March 1, 2000 (the "Current Investment Advisory Agreement"). Prior to March 1, 1999, InterSecurities, Inc. ("ISI") served as investment adviser to the Fund. IMI and ISI are affiliates and under common control. ISI had in turn entered into an Investment Counsel Agreement with GEAM dated March 1, 2000 (the "GEAM Sub-Advisory Agreement"). Under the Current

Investment Advisory Agreement, IMI is responsible for providing investment management and supervision services to the Fund.

   Section 15(a) of the 1940 Act generally provides that no person may serve as an investment adviser to a registered investment company, such as the Fund, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

   In conjunction with the termination of the Sub-Advisory Agreement, the Board seeks to replace the Current Investment Advisory Agreement with the Proposed Investment Advisory Agreement to conform to the investment advisory agreements of many other IDEX funds. In order for IMI to serve as the investment adviser to the Fund under the Proposed Investment Advisory Agreement, it must be (i) approved by a majority of the Trustees of IDEX who are not parties to the Proposed Investment Advisory Agreement or interested persons of any such party or interested persons of IDEX as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees"); and (ii) by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act ("voting securities")) of the Fund.

   Prior to and at a meeting held on October 30, 2001, the Board, including a majority of Disinterested Trustees, reviewed and, at that Board meeting, unanimously approved, the terms of the Proposed Investment Advisory Agreement on the basis that its execution would be in the best interest of the Fund and its shareholders, and authorized its submission to the shareholders of the Fund for their approval. If approved by the shareholders of the Fund, the Proposed Investment Advisory Agreement, as it applies to the Fund, will take effect on March 1, 2002, or as soon thereafter as practicable, following its approval by vote of a majority of the outstanding voting securities of the Fund.

The Current Investment Advisory Agreement


   IMI has served as the investment adviser of IDEX with respect to the Fund, under the Current Investment Advisory Agreement since March 1, 2000. Subject to the supervision and direction of the Board, IMI is generally responsible for managing the Fund in accordance with its stated investment objective and policies. As compensation for its services to the Fund, IMI currently is entitled to receive monthly compensation from IDEX at an annual rate of 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million.

   In addition to the investment advisory fee under the Current Investment Advisory Agreement, the Fund also pays most of its operating costs, including administrative, bookkeeping, and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with state and federal regulations, preparing, printing and distributing reports to shareholders, Disinterested Trustees' fees and expenses, interest, insurance, dues for trade associations and taxes.



   IMI has agreed to currently reimburse the Fund, or waive fees, or both, when the Fund's normal operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed, on an annual basis, 1.40% of the Fund's average daily net assets ("fee cap"). If the new advisory agreements are approved by shareholders, the fee cap will be 1.60%.


   The terms of the Current Investment Advisory Agreement were first approved by the Board, including by vote of a majority of its Disinterested Trustees cast in person, at a meeting held on September 13, 1999.


   The Current Investment Advisory Agreement was most recently approved by the Board on March 26, 2001, and under its terms, will continue in effect from year to year, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purposes of voting on the approval of the terms of such renewal, and by either the Trustees of IDEX or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Current Investment Advisory Agreement, as amended, was most recently submitted to shareholders for their approval on February 8, 2000. The Current Investment Advisory Agreement may be terminated with respect to the Fund at any time by the Board of IDEX, or by vote of a majority of the outstanding voting securities of the Fund, in each case without penalty on 60 days' written notice to IMI, or by IMI on 60 days' written notice to IDEX, and will automatically terminate in the event of its assignment. The Current Investment Advisory Agreement may be amended with respect to the Fund only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Fund and the approval by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purposes of voting on the approval of such amendment.



   During the most recent fiscal year, IDEX paid IMI an aggregate investment advisory fee of approximately $57,432 less reimbursements, $(170,955), resulting in a net reimbursement of approximately $(113,523) for investment management and supervision services and for certain administrative services, on behalf of the Fund. The Fund did not pay IMI for any other services than those stipulated in the Current Investment Advisory Agreement.

   The Proposed Investment Advisory Agreement reflects a modest increase in the advisory fee rate. If the fee had been in effect during the Fund's most recent fiscal year, the Fund would have paid IMI an aggregate advisory fee of $(113,750), which is approximately equal to the aggregate investment advisory fee actually paid by the Fund to IMI for that year (it reflects an increase of only $227.00).


The Proposed Investment Advisory Agreement


   The Proposed Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement, except that: (1) the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002; (2) the management fee has a modest increase to an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the Fund's average daily net assets over $50 million up to $150 million; 0.90% of the Fund's average daily net assets over $150 million up to $500 million; and 0.85% of the Fund's average daily net assets in excess of $500 million; and (3) it reflects certain non-material, conforming, clarifying and stylistic changes. The Proposed Investment Advisory Agreement does not contemplate any changes in the nature of services provided by IMI. The description herein of the terms of the Proposed Investment Advisory Agreement is qualified by reference to the full text of the Form of Proposed Investment Advisory Agreement itself, which appears as Exhibit 1 to this Proxy Statement.


Board Evaluation

   The Disinterested Trustees consulted their own attorney and reviewed the extensive information provided by IMI and its attorneys. The nature of the matters to be considered and the standards to be used by the Trustees in reaching a decision were reviewed by the IMI attorneys and the attorney to the disinterested Trustees. After review and discussions of the information, the disinterested Trustees discussed the information and considered the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

   The Trustees first examined the nature, quality and scope of the services provided to the Fund by IMI. They compared the fee structures of similar funds in the industry.

   After consideration of all of the data and information provided to them to evaluate the new fee structure proposed by IMI, the Trustees, including the disinterested Trustees, discussed the proposed fee structure with representatives of IMI. The disinterested Trustees unanimously decided to recommend that the Trustees approve the proposed contract. Then, the Trustees unanimously approved the fee structure reflected in the contract.

   The Trustees considered, among other factors:

  . the effect of the proposed investment advisory fee on the expense ratio of the Fund;

  . the effect of the proposed investment advisory fee on the nature or level of services to be provided to the Fund;

  .  the investment performance of the Fund;

  . information on the investment performance and advisory fees of other Funds within the IDEX group of funds; and

  . information on the investment performance and advisory fees of other funds not advised by IMI but believed to be generally comparable to the Fund.

   In their review of the proposed increase in the advisory fees, the Trustees considered the fact that the current fees paid by the Fund are ranked in the lower quartile of other similar funds in the industry. The Trustees determined that the modestly higher fee will enhance the Fund's ability to provide competitive services on behalf of the Fund and to retain and attract sub-advisers with a stellar reputation in the fund industry to serve on behalf of the Fund.

   In further evaluating the Proposed Investment Advisory Agreement, the Board considered that, except as described above and as set forth in the Proposed Investment Advisory Agreement which is attached hereto as Exhibit 1, the terms of the Proposed Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement. As part of its analysis and evaluation of the Proposed Investment Advisory Agreement and the fees paid to IMI thereunder, the Board compared the Proposed Investment Advisory Agreement with the information they reviewed at the March 2001 meeting regarding the costs and profitability of IMI's operations, comparative information with respect to advisory fees and total expenses paid by other comparable investment companies over a range of asset sizes, and information with respect to recent developments and trends with respect to mutual funds with similar investment objectives and policies. The Board further determined that there were no substantial changes over the review of the agreement in March. Accordingly, the Board expects the Fund and its shareholders to receive the same level and quality of investment management and supervision services under the Proposed Investment Advisory Agreement as they receive under the Current Investment Advisory Agreement.

   Based upon the Board's review and evaluation of the information presented, and in consideration of all factors the Board deemed relevant to their deliberations, the Board determined that the Proposed Investment Advisory Agreement is fair, reasonable, and in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Disinterested Trustees, unanimously approved the terms of the Proposed Investment Advisory Agreement and determined to submit the Proposed Investment Advisory Agreement for consideration by the shareholders of the Fund.

   To become effective, the Proposed Investment Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

   If the Proposed Investment Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

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                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 1

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             PROPOSAL NO. 2: TO APPROVE THE PROPOSED SUB-ADVISORY
                  AGREEMENT BETWEEN IMI AND AMERICAN CENTURY

-----------------------------------------------------------

   IMI, on behalf of the Fund, entered into the GEAM Sub-Advisory Agreement with GEAM pursuant to which GEAM provided investment management services with respect to assets of the Fund. Per the terms of the GEAM Sub-Advisory
Agreement, GEAM rendered its 60 day notice to the Board that it would terminate its sub-advisory services on behalf of the Fund effective at close of business on October 4, 2001. On that date, GEAM ceased to provide investment management services to the Fund and did not earn any additional compensation from the Fund.


   On October 4, 2001, IMI entered into an Interim Sub-Advisory Agreement with American Century on behalf of the Fund. The shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and American Century with respect to the Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002. Under the Proposed Sub-Advisory Agreement, American Century will continue to serve as the investment sub-adviser with respect to the assets of the Fund. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Interim Sub-Advisory Agreement and the GEAM Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement appears as Exhibit 2 to this Proxy Statement.

American Century

   Currently, American Century, located at American Century Tower, 4500 Main Street, Kansas City, MO 64111 is serving as the interim sub-adviser to the Fund.

   American Century provides investment management and related services to other mutual fund portfolios and individual, corporate and retirement accounts. The following registered investment company fund or portfolio advised by American Century has an investment objective similar to that of the Fund; the table identifies and sets forth the size of such fund/portfolio as of September 30, 2001, along with the management fee expressed as a percentage of average daily net assets for the fund/portfolio. American Century receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.


 Name of Portfolio/Fund
 withSimilar Investment        Net Assets as of          Annual Management
 Objective                    September 30, 2001             Fee Rate
 ---------                    ------------------         -----------------
 International Growth Fund      $3,793,835,008                 1.20%
 ATSF American Century
   International                  $1,269,998                     *

----------
* 1.00% of the first $50 million of the portfolio's average daily net assets; 0.95% of the portfolio's average daily net assets over $50 million up to $150 million; 0.90% of the portfolio's average daily net assets over $150 million up to $500 million; and 0.85% of the portfolio's average daily net assets over $500 million


   Directors and Officers of American Century. The following table sets forth certain information concerning the principal executive officer and directors of American Century. The address of each of the following persons is American Century Tower, 4500 Main Street, Kansas City, MO 64111, unless otherwise noted.


              Name and Position with
              American Century            Principal Occupation
              ----------------            --------------------
              James E. Stowers, Jr.             Director
              James E. Stowers, III`            Director
              William M. Lyons           Director and Executive
                                             Vice President

   No officer or trustee of IDEX is an officer, employee, director or shareholder of American Century. No officer or trustee of IDEX owns securities or has any other material direct or indirect interest in American Century.

GEAM Sub-Advisory Agreement

   GEAM served as the sole sub-adviser of the Fund from March 1, 2000 through October 4, 2001. (From February 1, 1997 through February 28, 2000, GEAM and Scottish Equitable served as co-managers of the Fund.) Pursuant to the GEAM Sub-Advisory Agreement, IMI contracted with GEAM for investment sub-advisory services for the Fund.

   Under the terms of the GEAM Sub-Advisory Agreement, GEAM provided investment advisory assistance and portfolio management advice to IMI. Subject to the review and supervision of IMI and the Board, GEAM was responsible for the actual management of the Fund and for making decisions to buy, sell or hold any particular security, and GEAM placed orders to buy or sell securities on behalf of the Fund. GEAM bore all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.


   The GEAM Sub-Advisory Agreement also stipulated that GEAM could place orders with broker-dealers for the purchase or sale of the Fund's portfolio securities and it should attempt to obtain quality execution at favorable security prices, but it could, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if GEAM determined in good faith that such commission is reasonable in relation to the brokerage or research services provided. GEAM did not pay any affiliated brokerage fees for the fiscal years ended October 31, 1999, 2000 or 2001.


   For its services, GEAM received monthly compensation from IMI in the amount of 50% of the investment management fees received by IMI with respect to the Fund.


   During the most recent fiscal year of the Fund, GEAM received sub-advisory fees of approximately $57,432 for its services under the GEAM Sub-Advisory Agreement. If the proposed investment advisory fee and proposed sub-advisory fee had been in effect during the Fund's fiscal year ended October 31, 2001, IMI would have paid GEAM an aggregate advisory fee of $57,547, which is approximately equal to the aggregate sub-advisory fee actually paid by the Fund to GEAM for that year (there would be an increase of only $115).


   The Board last approved the GEAM Sub-Advisory Agreement for the Fund on March 26, 2001, and it was most recently submitted to shareholders for approval on February 8, 2000. Under the terms of the GEAM Sub-Advisory Agreement, it continued in effect from year to year so long as such continuance was specifically approved annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board, or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in the 1940 Act). Under the terms of the GEAM Sub-Advisory Agreement, it could be terminated with respect to the Fund at any time, without penalty, by the Sub-Adviser, the Board, or by shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to GEAM or by GEAM on 60 days' written notice to IMI and IDEX. Per such terms, GEAM notified IDEX that it was terminating its services as sub-adviser to the Fund on or before October 4, 2001.

American Century's Investment Strategies and Policies

   American Century seeks to achieve the Fund's objective by investing principally in:

  .  stocks of growing foreign companies

   The Fund manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the Fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

   The manager uses a bottom-up approach to select stocks for the Fund. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the Fund manager to select or decide to continue to hold the stocks of companies it believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

   In addition to locating strong companies with earnings and revenue growth, the Fund manager believes that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international fund. For this reason, the Fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

   The Fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices. When the manager believes it is prudent, the Fund may invest a portion of its assets in convertible securities, short-term securities, non-leveraged stock index futures contracts and other similar securities.

   Stock index futures contracts, a type of derivative security, can help a fund use its cash assets to remain exposed to the equity markets. The Fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the manager cannot leverage the Fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information ("SAI").

   Risks. The principal risks of investing in this Fund include stocks, foreign stocks and currency risks.

   Investor Profile. This Fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment fund through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility. It may also be appropriate when investing through an IRA or other tax-advantaged retirement plan.

  PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE BOARD OF TRUSTEES


   The Proposed Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement and the GEAM Sub-Advisory Agreement except that:
(i) the effective date will be the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002; (ii) the initial term will end April 30, 2003;
(iii) American Century will continue to serve as the sub-adviser for the Fund;
(iv) it reflects a modest increase in the amount IMI pays to the sub-adviser to an annual fee of 0.60% of the first $50 million of the Fund's average daily net assets; 0.55% of the Fund's average daily net assets over $50 million up to $150 million; 0.50% of the Fund's average daily net assets over $150 million up to $500 million; and 0.45% of the Fund's average daily net assets in excess of $500 million; and (iv) the Proposed Sub-Advisory Agreement reflects non-material conforming, stylistic and clarifying changes. The Proposed Sub-Advisory Agreement does not contemplate any changes in the nature of services previously provided or the rate of compensation. Assuming that the Proposed Sub-Advisory Agreement is approved by shareholders, American Century will continue to serve as the investment sub-adviser to the Fund pursuant to the terms of the Proposed Sub-Advisory Agreement until such time as the Proposed Sub-Advisory Agreement is amended or terminated in accordance with its terms.


Evaluation by the Board

   Prior to and at a meeting of the Board on October 30, 2001, the Board, including the Disinterested Trustees, reviewed information regarding the Proposed Sub-Advisory Agreement.

   In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the GEAM Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, a modest increase in advisory fees, that American Century will serve as the sub-adviser for the Fund, and there were minor non-material clarifying and stylistic changes. The Board also considered the reputation, expertise and resources of American Century and its affiliates in the domestic and international financial markets, and the prior performance of the Fund under GEAM's management.

   After consideration of the factors discussed in Proposal No. 1 and above, the Board, including the Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the Proposed Sub-Advisory Agreement to the shareholders of the Fund.

   To become effective, the Proposed Sub-Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

   In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

-----------------------------------------------------------

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                           VOTE "FOR" PROPOSAL NO. 2

-----------------------------------------------------------

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             PROPOSAL NO. 3: TO APPROVE ADOPTION OF A SUB-ADVISORY

                     APPROVAL POLICY ON BEHALF OF THE FUND


-----------------------------------------------------------

   This is a proposal to permit IMI, after obtaining approval of the Board, to enter into and materially amend sub-advisory agreements with non-affiliated investment sub-advisers for the Fund, without obtaining shareholder approval.


   At the Board Meeting held on September 10, 2000, the Trustees, including a majority of the Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of the Fund approve a policy to permit IMI, on behalf of the Fund and subject to approval of the Board, to appoint non-affiliated sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the sub-advisers that are affiliates of IMI ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order received from the SEC as described below.

The Section 15 Exemptive Order

   On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. ("ATSF" formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) (the "ATF Adviser") and any other registered investment company advised by the ATF Adviser, or a person controlling, controlled by, or under common control with the ATF Adviser (IC Release No. 23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with the ATF Adviser. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new non-affiliated sub-advisers for the Fund, or materially amend an existing sub-advisory agreement without obtaining further approval of the Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of the Fund and its shareholders.

   Current Sub-Adviser Approval Process. Currently, for the Fund, IMI enters into a separate sub-advisory agreement with the sub-adviser selected by IMI and approved by the Board. Under the terms of that Sub-Advisory Agreement, the sub-advisers have authority to provide the Fund with advice concerning the investment management of the Fund's assets. Subject to a Fund's investment objective, policies and restrictions the sub-adviser determines what securities shall be purchased or sold, and what portion of the Fund's assets shall remain uninvested. For these sub-advisory services to the Fund, IMI pays the sub-adviser a monthly fee at an annual rate based on the average daily net assets of the Fund, as specified in the Sub-Advisory Agreement. The sub-adviser bears its own expenses of providing sub-advisory services to the Fund. The Fund's sub-advisory arrangements are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing Sub-Advisory Agreement currently require approval by the Board and a Fund's shareholders.

   The sub-adviser is an "investment adviser" to the Fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of a fund generally are required to approve the sub-advisory agreement with the sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

   Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, IMI, the sub-adviser or the sub-advisory agreement other than the requirement to call meetings of the Fund's shareholders and obtain approval for certain changes affecting the sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser, IMI will provide the Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

   SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid the sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Sub-Advisor Approval Policy, then IMI, pursuant to the Fund's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.



   In addition to shareholder approval, the relief granted the SEC and set forth in the Exemptive Order is subject to the following conditions:

      (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

      (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

      (3) When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

      (4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set the Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund may have more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund's investment objective, policies, and restrictions.

      (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders of the Fund with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

      (6) IDEX will disclose in its prospectus the existence, substance, and effect of the Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that IMI has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the sub-adviser and recommend its hiring, termination, and replacement.

      (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by a Trustee or officer of IDEX) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

   In addition, in connection with the implementation of the proposed Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Approving the Sub-Adviser Approval Policy


   The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform--selecting, supervising and evaluating non-affiliated sub-advisers--without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders' meeting of the Fund (as it is doing in this proxy), create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is time consuming and costly, and the costs are usually borne entirely by the Fund. Without the delay inherent in holding a shareholders meeting, the Fund would be able to act more quickly and with less expense to appoint a non-affiliated sub-adviser when the Trustees and IMI feel that the appointment would benefit the Fund.


   Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a non-affiliated sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in the Fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a fund.

   Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends the existing sub-advisory agreement. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that their comprehensive review will ensure that IMI continues to act in the best interests of the Fund and its shareholders. The sub-advisory agreements will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

Shareholder Approval

   The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding shares in present or by proxy. Shareholders of each Fund will vote as separate classes on the Proposals.

-----------------------------------------------------------
                       THE BOARD OF TRUSTEES RECOMMENDS
                          A VOTE "FOR" PROPOSAL NO. 3

-----------------------------------------------------------

-----------------------------------------------------------

  PROPOSAL NO. 4: TO RE-ELECT TRUSTEES OF THE IDEX BOARD AND TO ELECT TWO NEW
                             TRUSTEES TO THE BOARD

-----------------------------------------------------------

   IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are asked to consider the re-election of the seven Trustees and the election of two new Trustees to the IDEX Board at the Meeting pursuant to the Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of all IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

   At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

   The following sets forth the names, ages, principal occupations, and other information respecting the nominees:


                                                                               Number of
                                                                            Funds/Portfolios
                                                                              overseen by
                                        Term of           Principal            Trustee or
                         Position(s)  Office and       Occupation(s) or       Nominee for
                          held With    length of        Employment in          Trustee in
Name, Address & Age         IDEX      time served      the past 5 years       Fund Complex
-------------------     ------------- ------------ ------------------------ ----------------
Peter R. Brown          Vice Chairman 1986-present Chairman of the          All IDEX
1180 6th Street East                               Board, Peter Brown       funds (31);
Treasure Island,                                   Construction Company     All AEGON/
Florida 33708                                      (construction            Transamerica
(DOB 5/10/28)                                      contractors and          Series Fund
                                                   engineers), Largo,       ("ATSF")
                                                   Florida (1963-2000);     Portfolios (34)
                                                   Vice Chairman,
                                                   AEGON/Transamerica
                                                   Series Fund, Inc.,
                                                   Rear Admiral (Ret.)
                                                   U.S. Navy Reserve,
                                                   Civil Engineer Corps.
Charles C. Harris       Trustee       1994-present Director, AEGON/         All IDEX
35 Winston Drive                                   Transamerica Series      funds (31);
Clearwater,                                        Fund, Inc. (1986-        All ATSF
Florida 33756                                      present); former Trustee Portfolios (34)
(DOB 7/15/30)                                      of IDEX Fund, IDEX II
                                                   Series Fund and
                                                   IDEX Fund 3.
Russell A. Kimball, Jr. Nominee       Current      Director, AEGON/         All of IDEX
1160 Gulf Boulevard                   Nominee      Transamerica Series      Funds (31);
Clearwater Beach,                                  Fund, Inc. (1986-        All ATSF
Florida 34630                                      present); General        Portfolios (34)
(DOB 8/17/44)                                      Manager, Sheraton Sand
                                                   Key Resort (resort
                                                   hotel), Clearwater,
                                                   Florida (1975-present)

                                                                                Number of
                                                                             Funds/Portfolios
                                                                               overseen by
                                        Term of           Principal             Trustee or
                          Position(s) Office and       Occupation(s) or        Nominee for
                           held With   length of        Employment in           Trustee in
Name, Address & Age          IDEX     time served      the past 5 years        Fund Complex
-------------------       ----------- ------------ ------------------------- ----------------
John R. Kenney(1)         Chairman    1996-present Chairman of the Board,    All IDEX
P. O. Box 5068                                     Director and Co-CEO of    funds (31);
Clearwater, Florida 33758                          Great Companies,          All ATSF
(DOB 2/8/38)                                       L.L.C.; Chairman of the   Portfolios (34)
                                                   Board of Directors,
                                                   Western Reserve Life
                                                   Assurance Co. of Ohio;
                                                   Chairman of the Board
                                                   of Directors
                                                   (September, 1996-
                                                   present), President
                                                   (September, 1997-
                                                   present); AEGON/
                                                   Transamerica Fund
                                                   Advisers, Inc.
                                                   (investment adviser), St.
                                                   Petersburg, Florida;
                                                   Chairman of the Board
                                                   of Directors (September
                                                   1996-present), AEGON/
                                                   Transamerica Fund
                                                   Services, Inc., St.
                                                   Petersburg, Florida;
                                                   Director (December,
                                                   1990-present); IDEX
                                                   Management, Inc.,
                                                   (investment adviser), St.
                                                   Petersburg, Florida;
                                                   Trustee and Chairman
                                                   (September 1996-
                                                   present), AEGON/
                                                   Transamerica Series
                                                   Fund, Inc. (investment
                                                   company), St.
                                                   Petersburg, Florida.

Patrick S. Baird(1)       President,  1999-present Executive Vice            All IDEX
4333 Edgewood Road NE     Trustee                  President, Chief          funds (31);
Cedar Rapids, Iowa 52499                           Operating Officer         All ATSF
(DOB 1/19/54)                                      (February, 1996-          Portfolios (34)
                                                   present), AEGON USA;
                                                   President and Director,
                                                   AEGON/Transamerica
                                                   Series Fund, Inc.

                                                                              Number of
                                                                           Funds/Portfolios
                                                                             overseen by
                                       Term of           Principal            Trustee or
                         Position(s) Office and       Occupation(s) or       Nominee for
                          held With   length of        Employment in          Trustee in
Name, Address & Age         IDEX     time served      the past 5 years       Fund Complex
-------------------      ----------- ------------ ------------------------ ----------------
Jack E. Zimmerman**      Trustee     1986-present Director (December,      All IDEX
507 Saint Michael Circle                          1987-present), Western   funds (31)
Kettering, Ohio 45429                             Reserve Life Assurance
(DOB 2/3/28)                                      Co. of Ohio; currently
                                                  retired; formerly,
                                                  Director, Regional
                                                  Marketing of Marietta
                                                  Corporation (aerospace
                                                  industry) and Director
                                                  of Strategic Planning of
                                                  Martin Marietta
                                                  Baltimore Aerospace.
William W. Short, Jr.    Trustee     1986-present Director, AEGON/         All IDEX
12420 73rd Court                                  Transamerica Series      funds (31);
Largo, Florida 33773                              Fund, Inc. (2000-        All ATSF
(DOB 2/25/36)                                     present); President and  Portfolios (34)
                                                  majority shareholder of
                                                  Short's, Inc. (men's
                                                  retail apparel);
                                                  Chairman of Southern
                                                  Apparel Corporation,
                                                  S.A.C. Apparel
                                                  Corporation and S.A.C.
                                                  Distributors (nationwide
                                                  wholesale apparel
                                                  distributors), Largo,
                                                  Florida.
Daniel Calabria          Trustee     1996-present Director, AEGON/         All IDEX
7068 S. Shore Drive So.,                          Transamerica Series      funds (31);
South Pasadena, Florida                           Fund, Inc.               All ATSF
33707                                             (2001-present); Trustee  Portfolios (34)
(DOB 3/5/36)                                      (1993-present) and
                                                  President (1993-1995)
                                                  of the Florida Tax Free
                                                  Funds (mutual funds);
                                                  President and Director
                                                  (1995) of Sun
                                                  Chiropractic Clinics,
                                                  Inc., Executive Vice
                                                  President (1993-1995),
                                                  William R. Hough &
                                                  Co. (investment adviser,
                                                  municipal bond and
                                                  underwriting firm).

                                                                               Number of
                                                                            Funds/Portfolios
                                                                              overseen by
                                         Term of           Principal           Trustee or
                          Position(s)   Office and      Occupation(s) or      Nominee for
                           held With  length of time     Employment in         Trustee in
Name, Address & Age          IDEX         served        the past 5 years      Fund Complex
-------------------       ----------- -------------- ---------------------- ----------------
Janice B. Case            Nominee     Current        Director, AEGON/       All IDEX
205 Palm Island NW                    Nominee        Transamerica Series    funds (31);
Clearwater, Florida 33767                            Fund, Inc. (2001-      All ATSF
(DOB 9/27/52)                                        present); Senior Vice  Portfolios (34)
                                                     President (1996-2000),
                                                     Vice President (1990-
                                                     1996), Director of
                                                     Customer Service &
                                                     Marketing (1987-1990),
                                                     Florida Power
                                                     Corporation, St.
                                                     Petersburg, Florida

-----------------------
(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of AFSG, and did not receive compensation directly from IDEX. Such Trustee is also an affiliated person of IMI.

** Mr. Zimmerman is the brother-in-law of John Kenney, Chairman and CEO of IDEX.

   The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").

   The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit 4.

   As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

  . PWC's responsibilities in accordance with generally accepted auditing standards

  . The initial selection of, and whether there were any changes in, significant accounting policies or their application


  .  Management's judgments and accounting estimates



  .  Whether there were any significant audit adjustments



  .  Whether there were any disagreements with management



  .  Whether there was any consultation with other accountants


  . Whether there were any major issues discussed with management prior to PWC's retention


  .  Whether PWC encountered any difficulties in performing the audit



  .  PWC's judgments about the quality of the IDEX accounting principles


  . PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements


   Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.


   During the year ended October 31, 2000, PWC billed IDEX $234,000 in fees for professional services in connection with the audit of the IDEX annual financial statements. PWC also serves an independent auditor for ATSF.

   During the fiscal year ended October 31, 2000, no fees were incurred by IDEX from PWC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the IDEX financial statements.

   The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee include making nominations for independent trustees and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

   Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

   During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

                                 Compensation for
                                    Year Ended
    Name of Person, Position     October 31, 2000
    ------------------------     ----------------
Peter R. Brown, Vice Chairman...     $43,500
Daniel Calabria, Trustee........     $38,500
Charles C. Harris, Trustee......     $43,500
William W. Short, Jr., Trustee..     $43,500
Jack E. Zimmerman, Trustee......     $38,500

   Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including ATSF. Compensation may be deferred on a current basis for services rendered as a director/trustee. Interested Trustees do not receive any compensation from IDEX.

Shareholder Approval

   The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

-----------------------------------------------------------

              THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE
                             "FOR" PROPOSAL NO. 4.

-----------------------------------------------------------

-----------------------------------------------------------

                     PROPOSAL NO. 5(a) (b) (c) (d) & (e):
                   TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL
               INVESTMENT RESTRICTIONS WITH RESPECT TO THE FUND

-----------------------------------------------------------

   The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies, such as IDEX, to adopt certain specific investment restrictions that can be changed only by shareholder vote. These are referred to as "fundamental policies." They limit the investment activities of the investment adviser.

   At the Meeting, shareholders will be asked to approve changes to certain fundamental investment restrictions for the Funds. American Century asked for the changes to the restrictions so that it would be able to manage the Fund in the same manner that it manages its other international funds. At a meeting of the Board, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the changes and to recommend that the shareholders also approve the changes.



-----------------------------------------------------------

                                PROPOSAL 5(a):
   CHANGE OF THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH
                          RESPECT TO DIVERSIFICATION

-----------------------------------------------------------

Background


   The current fundamental investment restriction for the Fund generally prohibits 25% or more of the Fund's assets in any particular industry (other than U.S. government securities). IMI believes that this restriction has served the Fund's shareholders well, however, American Century believes that the current restriction fails to take into account the deregulation and sector stratification that has occurred in the energy and telephone sectors. American Century also believes that the current restriction could be interpreted as limiting the Fund's ability to focus in one or more of these sectors.


   American Century has recommended that the Fund's fundamental investment restriction regarding industry concentration be changed to reflect that, for purposes of the restriction, utilities be divided according to their services, each of which would be considered a separate industry for purposes of the restriction.

   American Century believes that changing the fundamental investment restriction to reflect that the Fund may not invest 25% or more of its total assets in the securities of issuers in the same or similar industries or lines of business will address these concerns and help to add more certainty to the portfolio's management process.

Current Restriction:

   IDEX International Equity may not, as a matter of fundamental policy:

   Invest 25% or more of the value of the fund's total assets in any particular industry (other than U.S. government securities). For purposes of this restriction, the term industry shall include (a) the government of any one country other than the U.S., but not the U.S. government and (b) all supranational organizations.

Proposed Restriction:

   IDEX American Century International may not, as a matter of fundamental policy:

   Invest 25% or more of the fund's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

-----------------------------------------------------------

                                PROPOSAL 5(b):
   CHANGE OF THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH
                        RESPECT TO PHYSICAL COMMODITIES

-----------------------------------------------------------

Background

   It is the opinion of IMI that the current fundamental investment restriction with respect to investments in physical commodities has served the shareholders well since inception of the fund. However, American Century has requested minor stylistic and clarifying changes to the fundamental investment restriction regarding physical commodities.

Current Restriction:

   IDEX International Equity may not, as a matter of fundamental policy:

   Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors or other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

Proposed Restriction:


   IDEX American Century International may not, as a matter of fundamental policy:


   Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

-----------------------------------------------------------

                                PROPOSAL 5(c):
   CHANGE OF THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH
                              RESPECT TO LENDING

-----------------------------------------------------------

Background

   It is the opinion of IMI that the current fundamental investment restriction with respect to lending has served shareholders well since inception of the Fund. However, American Century desires to have the fundamental investment restriction with respect to lending reflect the lending restrictions of other similar funds that it manages.

Current Restriction:

   IDEX International Equity may not, as a matter of fundamental policy:

   Lend any security or make any loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Proposed Restriction:


   IDEX American Century International may not, as a matter of fundamental policy:


   Lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

-----------------------------------------------------------

                                PROPOSAL 5(d):

   CHANGE OF THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH
                       RESPECT TO REAL ESTATE SECURITIES


-----------------------------------------------------------

Background


   It is the opinion of IMI that the current fundamental investment restriction with respect to investment in real estate securities has served shareholders well since inception of the Fund. However, American Century desires to have the fundamental investment restriction with respect to investment in real estate securities reflect the real estate restrictions of other similar funds that it manages.

Current Restriction:

   IDEX International Equity may not, as a matter of fundamental policy:



   Invest directly in real estate or interests in real estate, including partnership interests; however, the fund may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses.

Proposed Restriction:


   IDEX American Century International may not, as a matter of fundamental policy:




   Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

-----------------------------------------------------------

                                PROPOSAL 5(e):
   CHANGE OF THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH
                         RESPECT TO SENIOR SECURITIES

-----------------------------------------------------------

Background

   The Fund may engage from time to time in reverse repurchase arrangements. For information regarding the circumstances under which the Fund may engage in such practices, please read the Prospectus and Statement of Additional Information. A reverse repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Fund at a specified price and date upon demand.

   Section 18(f)(1) of the 1940 Act generally prohibits a registered open-ended investment company from issuing or selling "senior securities" of which it is the issuer, except that the Fund may borrow from a bank, provided that the Fund maintains certain asset coverage requirements. The term "senior security" is defined in the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness. Because a reverse repurchase agreement constitutes a borrowing by the Fund and, concurrently, may involve the issuance by it if an evidence of indebtedness, a Fund entering into a reverse repurchase agreement could be deemed to be an issuance of a "security" under the 1940 Act. To the extent that a reverse repurchase agreement could be deemed to be an issuance of a "security," the Fund engaging in such a transaction may be involved in the issuance of a "senior security" under the 1940 Act and thus subject to Section 18(f).

   American Century has recommended that the fundamental investment restriction regard the issuance of senior securities be changed to reflect that the Fund when engaged or engaging in a reverse repurchase agreement will not be deemed to have issued a senior security provided that such arrangements are subject to certain asset coverage and segregation requirements.

   The change to the fundamental investment restriction regarding issuance of senior securities does not represent a change in any fundamental restriction regarding reverse repurchase agreements or lending, nor does it represent the creation, expansion, or contradiction of any existing authority on the part of the Fund or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that the Fund engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements.

Current Restriction:

   IDEX International Equity may not, as a matter of fundamental policy:

   Issue senior securities, except as permitted by the 1940 Act.

Proposed Restriction:


   IDEX American Century International may not, as a matter of fundamental policy:


   Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

-----------------------------------------------------------

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                  VOTE "FOR" PROPOSALS 5(a) (b) (c) (d) & (e)

-----------------------------------------------------------



Shareholder Proposals

   As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals to be considered at an upcoming meeting or for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Annual and Semi-Annual Reports

   IDEX will furnish, without charge, a copy of its most recent annual report and semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1(888) 233-4339, or write to IDEX at: P.O. Box 9015, Clearwater, Florida 33758-9015.

Additional Information

   The Fund's investment adviser, IMI, and its transfer agent, IIS are located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and its principal underwriter/distributor, AFSG Securities Corporation is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0002.

Other Business

   Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

   By Order of the Board of Trustees,

   John K. Carter, Esq.
   Secretary
   AEGON/Transamerica Series Fund, Inc.
   St. Petersburg, Florida

   Exhibit 1--Proposed Investment Advisory Agreement
   Exhibit 2--Proposed Sub-Advisory Agreement
   Exhibit 3--Interim Sub-Advisory Agreement
   Exhibit 4--Audit Committee Charter

                                   EXHIBIT 1


                               IDEX MUTUAL FUNDS
                                    FORM OF

                         INVESTMENT ADVISORY AGREEMENT



   This Agreement, entered into as of    , 200_ between IDEX Mutual Funds, a
Massachusetts business trust (referred to herein as the "Trust") and Idex Management, Inc., a Delaware corporation (referred to herein as "Idex Management"), to provide certain advisory services to certain series of shares of beneficial interest in the Trust as listed on the attached Schedule A to this Agreement (the "Fund").

   The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 ("1940 Act"), and consists of more than one series of shares, including the Fund. In managing the Fund, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of Idex Management and its assistance in performing certain management, administrative and promotional functions. Idex Management desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties of agreed as follows:

   1. Appointment. The Trust hereby appoints Idex Management as the Trust's investment adviser and administrator for the period and on the terms set forth in this Agreement. Idex Management accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, Idex Management will act in conformity with the Trust's Declaration of Trust, Bylaws and current registration statement applicable to the Fund as it may be supplemented from time to time, and with the instructions and direction of the Board of Trustees of the Trust, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

   2. Investment Advisory Services. In its capacity as investment adviser to the Trust, Idex Management shall have the following responsibilities:

      (a) to provide a continuous investment program for the Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time, consistent with the Trust's Declaration of Trust and the Fund's investment objective and policies adopted and declared by the Board of Trustees and stated in the Fund's current Prospectus;

                                     EX1-1

      (b) to cause the officers of Idex Management to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment securities of the Fund, the investment recommendations of Idex Management, and the investment considerations which have given rise to those recommendations; and

      (c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Trust, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof.

   It is understood and agreed that Idex Management intends to enter into Sub-Advisory Agreement(s) with one or more various sub-advisers as listed on Schedule A (each a "sub-adviser," collectively, "sub-advisers") pursuant to which Idex Management may delegate some or all of its responsibilities under this Section 2. The compensation to be paid to each sub-adviser for such services shall be set forth in each Sub-Advisory Agreement; provided, however, that each such Agreement shall be approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Directors"), and by the holders of the outstanding voting securities of the Fund in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

   3. Management and Administrative Services. Idex Management shall furnish or make available to the Fund the services of executive and management personnel to supervise the performance of all administrative, record-keeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Fund, including supervising and coordinating the services of the Fund's custodian and transfer agent. Idex Management shall also assist in the preparation of reports to shareholders of the Fund and prepare sales literature promoting sale of the Fund's shares as requested by the Trust.

   4. Allocation of Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by Idex Management incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

      (a) The Fund shall pay (i) fees payable to Idex Management pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund's portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund's shares for sale under federal and state securities

                                     EX1-2
   laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust's non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders' meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and Idex Management); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

      (b) Idex Management shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Trust, except for such Trustees who are not interested persons (as defined in the 1940 Act) of Idex Management;

      (c) If, for any fiscal year, the total expenses of the Fund, including but not limited to: the fees to Idex Management, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, Idex Management shall reimburse the Fund for such excess in the manner and to the extent required by applicable state law; provided, however, that Idex Management shall reimburse the Fund for the amount of such expenses which exceed 1.60% of the Fund's average daily net assets. For purposes of this sub-paragraph, "total expenses" shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of the Fund's portfolio securities, expenses incurred pursuant to the Fund's Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of the Fund's business.

                                     EX1-3

   5. Obligations of Trust. The Trust shall have the following obligations under the Agreement:

      (a) to keep Idex Management continuously and fully informed as to the composition of its investment portfolio of the Fund and the nature of all of its assets and liabilities from time to time;

      (b) to furnish Idex Management with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

      (c) to furnish Idex Management with any further materials or information which Idex Management may reasonably request to enable it to perform its functions under this Agreement; and

      (d) to compensate Idex Management for its services in accordance with the provisions of Section 6 hereof.

   6. Compensation. The Fund shall pay to Idex Management for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

   7. Treatment of Investment Advice. The Fund shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting the Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.

   8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Idex Management is authorized and directed to place the Fund's securities transactions, or to delegate to each sub-adviser the authority and direction to place the Fund's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Idex Management or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or

                                     EX1-4
dealer would have charged for effecting that transaction if Idex Management or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Idex Management or each sub-adviser. Idex Management and each sub-adviser are also authorized to consider sales of Fund shares (which shall be deemed to include also shares of other registered investment companies with the same investment adviser) by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in selecting broker-dealers to execute the Fund's securities transactions, provided that in placing fund business with such broker-dealers, Idex Management and each sub-adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of the Fund, and the Trustees may establish policies or guidelines to be followed by Idex Management and each sub-adviser in placing portfolio transactions for the Fund pursuant to the foregoing provisions. Idex Management shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.

   9. Purchases by Affiliates. Neither Idex Management nor any officer or Director thereof shall take a long or short position in the securities issued by the Fund. This prohibition, however, shall not prevent the purchase from the Fund of shares issued by the Fund on behalf of the Trust, by the officers or Directors of Idex Management (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund's current prospectus, in accordance with Section 22(d) of the 1940 Act.

   10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 30, 2003, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act.

   11. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or with respect to the Fund, by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act),

                                     EX1-5
provided in either case that 60 days' written notice of termination be given to Idex Management at its principal place of business. This Agreement may be terminated by Idex Management at any time by giving 60 days' written notice of termination to the Trust, addressed to its principal place of business.

   12. Use of Name. If this Agreement is terminated and Idex Management no longer serves as investment adviser to the Fund, Idex Management reserves the right to withdraw from the Trust the use of the name "IDEX" with respect to the Fund or any name misleadingly implying a continuing relationship between the Fund and Idex Management or any of its affiliates.

   13. Liability of Idex Management. Idex Management may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Idex Management nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

   14. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

   15. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Trustees of the Trust who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act.

   16. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

   17. Limitation of Liability. A copy of the Trust's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are

                                     EX1-6
not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Trust.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


ATTEST:                   IDEX MANAGEMENT, INC.

_________________________ By: _____________________
John K. Carter               Thomas R. Moriarty
Vice President, Counsel,     Executive Vice
  Compliance Officer &       President
  Assistant Secretary

ATTEST:                   IDEX MUTUAL FUNDS

_________________________ By: _____________________
John K. Carter               Thomas R. Moriarty
Vice President, Secretary    Executive Vice
  & Senior Counsel             President, Treasurer
                               & Principal
                               Financial Officer


                                     EX1-7

                                    FORM OF
                         Investment Advisory Agreement

                                  SCHEDULE A


                                  Investment
           Fund               AdviserCompensation        Termination Date
 ------------------------- ------------------------- -------------------------
       IDEX American         1.00% of the first$50        April 30, 2003
   CenturyInternational      million of theFund's
                           average daily netassets;
                              0.95% of theFund's
                            average daily netassets
                             over $50 millionup to
                           $150 million;0.90% of the
                            Fund'saverage daily net
                            assetsover $150 million
                            up to$500 million; and
                              0.85%of the Fund's
                            averagedaily net assets
                           in excessof $500 million.


                                     EX1-8

                                   EXHIBIT 2

                        FORM OF SUB-ADVISORY AGREEMENT
                                    BETWEEN

                             IDEX MANAGEMENT, INC.

                                      AND
                 AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

   SUB-ADVISORY AGREEMENT, made as of the  day of       , 2002, between IDEX
Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Delaware and American Century Investment Management, Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

   WHEREAS, the Investment Adviser acts as an investment adviser to the Funds described below pursuant to an investment advisory agreement dated November 15, 1995, as amended (the "Advisory Agreement"), with IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

   WHEREAS, IDEX is authorized to issue shares of IDEX American Century International (the "Fund"), a separate series of IDEX;

   WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

   WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Fund and the Sub-Adviser is willing to furnish such services.

   NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment.

   Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser.

   A. Investment Sub-Advisory Services. Subject to the supervision of the IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the

                                     EX2-1
investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX, acting on behalf of the Board, by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

      (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

      (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

   B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

      (1) furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

      (2) cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

      (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

   C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                                     EX2-2

3. Compensation.

   For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly, an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4. Duties of the Investment Adviser.

   A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

   B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

      (1) The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

      (2) The By-Laws of IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

      (3) Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

      (4) The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

      (5) The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

      (6) The IDEX Prospectus (as defined above);

      (7) A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange; and

      (8) A copy of the Advisory Agreement, as amended.

                                     EX2-3

   The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

   C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

5. Brokerage.

   A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder. Notwithstanding the foregoing, nothing shall require the Sub-Adviser to use a broker that provides research services or to use a particular broker recommended by the Investment Adviser.

   B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate or, if appropriate, cross sales and purchase orders of the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in accordance with its allocation policy. If any trades are crossed, the Sub-Adviser may charge the funds

                                     EX2-4
for customary transfer fees incurred in such cross-trades, excluding brokerage commissions or other remuneration paid in connection with the transaction. A transaction fee charged by a broker or a custodial bank will be considered a customary transfer fee for purposes of this Agreement.

   C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

6. Ownership of Records.

   The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

7. Reports and Compliance.

   The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time. Such reports generally are expected to be required on a quarterly basis, with the exception of the compliance questionnaire, which will be required monthly. Investment Adviser shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the Sub-Adviser after each quarter end to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Investment Adviser shall apprise the Sub-Adviser promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the Sub-Adviser shall take prompt action so that the Fund complies with such Code diversification provisions, as directed by Investment Adviser. Investment Adviser also shall ensure that the Fund meets the distribution requirements of Code Sections 852(a) and 4982, and shall inform the Sub-Adviser of any potential non-compliance with these Sections. The Investment Adviser will file the appropriate forms with the Internal Revenue Service when setting up trading accounts for the Fund.

                                     EX2-5

8. Services to Other Clients.

   Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Sub-Adviser's Use of the Services of Others.

   The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

10. Indemnification.

   The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

                                     EX2-6

11. Representations of Sub-Adviser.

   The Sub-Adviser represents, warrants, and agrees as follows:

   A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

   B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

   C. The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

12. Representations of Investment Adviser.

   The Investment Adviser represents, warrants and agrees that it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                     EX2-7

13. Term of Agreement.

   This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2003. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of IDEX who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

14. Termination of Agreement.

   Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

15. Amendment of Agreement.

   No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

                                     EX2-8

16. Miscellaneous.

   A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

   B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

   D. Interpretation. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

   E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

                                     EX2-9

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



             ATTEST:
                                      IDEX MANAGEMENT, INC.

                                      By:
             John K. Carter              Thomas R. Moriarty
             Vice President, Counsel,    Executive Vice President
              Compliance Officer
              And Assistant Secretary




ATTEST:
        AMERICAN CENTURY
          INVESTMENT MANAGEMENT,
          INC.

        By:
Name:      Name:
Title:     Title:





                                    EX2-10

                                    FORM OF
                            SUB-ADVISORY AGREEMENT

                                  SCHEDULE A


Fund                                       Sub-Adviser Compensation        Termination Date
----                                       ------------------------        ----------------
IDEX American Century International 0.60% of the first $50 million of the   April 30, 2003
                                    Fund's average daily net assets; 0.55%
                                    of the Fund's average daily net assets
                                    over $50 million up to $150 million;
                                    0.50% of the Fund's average daily net
                                    assets over $150 million up to $500
                                    million; and 0.45% of the Fund's
                                    average daily net assets in excess of
                                    $500 million.*

-----------------------
* The fees payable for the Fund will be based upon the average daily net assets, on a combined basis, for both the IDEX American Century International fund and the American Century International portfolio of AEGON/Transamerica Series Fund, Inc.

                                    EX2-11

                                   EXHIBIT 3
                        INTERIM SUB-ADVISORY AGREEMENT
                         BETWEEN IDEX MANAGEMENT, INC.
                                      AND
                 AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

   INTERIM SUB-ADVISORY AGREEMENT, made as of the 4th day of October, 2001, between Idex Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Delaware and American Century Investment Management, Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

   WHEREAS, the Investment Adviser acts as an investment adviser to the Fund described below pursuant to an investment advisory agreement dated November 15, 1995, as amended (the "Advisory Agreement"), with IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

   WHEREAS, IDEX is authorized to issue shares of IDEX International Equity (the "Fund", formerly "IDEX GE International Equity"), a separate series of IDEX;

   WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

   WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Fund and the Sub-Adviser is willing to furnish such services;

   WHEREAS, the Sub-Advisory Agreement between the Investment Adviser and GE Asset Management Incorporated (the "Original Agreement") on behalf of the Fund was terminated effective October 4, 2001, and the Sub-Adviser has agreed to furnish such services upon the termination of the Original Agreement; and

   WHEREAS, upon the approval of the shareholders of the Fund, the Investment Adviser and the Sub-Adviser will enter into a new Sub-Advisory Agreement on behalf of the Fund.

   NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment.

   Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this

                                     EX3-1

Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser.

   A. Investment Sub-Advisory Services. Subject to the supervision of the IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect on October 5, 2001, and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX, acting on behalf of the Board, by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

      (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

      (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

   B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

      (1) furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

      (2) Cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

      (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

                                     EX3-2

   C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

3. Compensation.

   For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4. Duties of the Investment Adviser.

   A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

   B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

      (1) The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

      (2) The By-Laws of IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

      (3) Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

      (4) The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

                                     EX3-3

      (5) The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

      (6) The IDEX Prospectus (as defined above);

      (7) A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange; and

      (8) A copy of the Advisory Agreement, as amended.

   The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

   C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

5. Brokerage.

   A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Notwithstanding the foregoing, nothing shall require the Sub-Adviser to use a broker that provides research services or to use a particular broker recommended by the Investment Adviser.

                                     EX3-4

   B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate or, if appropriate, cross sales and purchase orders of the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in accordance with its allocation policy. If any trades are crossed, the Sub-Adviser may charge the Fund for customary transfer fees incurred in such cross-trades, excluding brokerage commissions or other remuneration paid in connection with the transaction. A transaction fee charged by a broker or a custodial bank will be considered a customary transfer fee for purposes of this Agreement.

   C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

6. Ownership of Records.

   The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

7. Reports and Compliance.

   The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time. Such reports generally are expected to be required on a quarterly basis, with the exception of the compliance questionnaire, which will be required monthly. Investment Adviser shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the Sub-Adviser after each quarter end to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Investment Adviser shall apprise the Sub-Adviser promptly after each quarter end of any potential non-compliance with the

                                     EX3-5
diversification requirements in such Code provisions. If so advised, the Sub-Adviser shall take prompt action so that the Fund complies with such Code diversification provisions, as directed by Investment Adviser. Investment Adviser also shall ensure that the Fund meets the distribution requirements of Code Sections 852(a) and 4982, and shall inform the Sub-Adviser of any potential non-compliance with these Sections. The Investment Adviser will file the appropriate forms with the Internal Revenue Service when setting up trading accounts for the Fund.

8. Services to Other Clients.

   Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Sub-Adviser's Use of the Services of Others.

   The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

10. Indemnification.

   The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful

                                     EX3-6
misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

11. Representations of Sub-Adviser.

   The Sub-Adviser represents, warrants, and agrees as follows:

   A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

   B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

   C. The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

12. Representations of Investment Adviser.

   The Investment Adviser represents, warrants and agrees that it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this

                                     EX3-7

Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

13. Term of Agreement.

   This Agreement shall commence on the date first above written (the "Commencement Date"), and will continue until the sooner of: (i) The effective date of the new sub-advisory agreement if approved by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act); or (ii) One hundred and fifty (150) days from the Commencement Date. Once the Fund receives approval from a majority of its outstanding voting securities as required by section (i) above, the Fund will be deemed to have terminated this Agreement and will thereafter be governed by the new sub-advisory agreement.

14. Termination of Agreement.

   Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

15. Amendment of Agreement.

   No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

                                     EX3-8

16. Miscellaneous.


   A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.



   B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.



   C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.



   D. Interpretation. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.



   E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.


                                     EX3-9

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                 ATTEST:            IDEX MANAGEMENT, INC.

                 /s/ John K. Carter By: /s/ Thomas R. Moriarty
                 John K. Carter        Thomas R. Moriarty
            Vice President, Counsel,    Executive Vice President
              Compliance Officer &
             Asst. Secretary

             ATTEST:                   AMERICAN CENTURY
                                       INVESTMENT MANAGEMENT,
                                       INC.

                                       By:
             Name:                        Name:
             Title:                       Title:

                                    EX3-10

                        INTERIM SUB-ADVISORY AGREEMENT

                                  SCHEDULE A

               Fund                 Sub-Advisory Fee       Termination Date
               ----            --------------------------  ----------------
     IDEX International Equity  0.40% of the first $500     See Section 14
                                million of the Fund's
                                average daily net assets;
                                and 0.35% of the Fund's
                                average daily net assets
                                in excess of $500 million

                                    EX3-11

                                   EXHIBIT 4
                               IDEX MUTUAL FUNDS
                            AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed of entirely of independent trustees.

2. The purposes of the Audit Committee are:

   (a) to oversee IDEX Mutual Funds (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

   (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

   (c) to act as liaison between the Funds' independent auditors and the full Board of Trustees.

   The function of the Committee is oversight; it is Idex Management Inc.'s ("IMI's") responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

   (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

   (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
(iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

   (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

   (d) to review the fees charged by the auditors for audit and non-audit services;

   (e) to investigate improprieties or suspected improprieties in fund operations; and

   (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

                                     EX4-1

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for IMI.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                     EX4-2

PROXY                           IDEX MUTUAL FUNDS                     PROXY CARD
                            IDEX International Equity

                       NOTICE OF A MEETING OF SHAREHOLDERS

The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all shares of the IDEX International Equity Fund ("the Fund") (formerly, IDEX GE International Equity) of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, February 8th, 2002 at 11:00 a.m., Eastern Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated December 10, 2001, receipt of which is hereby acknowledged.

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated December 10, 2001. This instruction will be voted as specified. If no specification is made, this Instruction will be voted "FOR" each proposal.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            VOTE VIA THE FACSIMILE: 1-888-796-9932
                            ---------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ---------------------------------


                            NOTE: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
                            If a corporation, this signature should be that of an authorized officer who should state his or her title.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       IGE_12055



FUND                                    FUND
----                                    ----
Fundname Drop-in  1        632.5087     Fundname Drop-in  2        2565.5654


Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

----------------------------------------------------------------------------
 [ ] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
----------------------------------------------------------------------------

1. To approve a new Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI").

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.

                    FOR AGAINST ABSTAIN                     FOR  AGAINST ABSTAIN
Fundname Drop-in 1  [ ]   [ ]     [ ]   Fundname Drop-in 2  [ ]    [ ]     [ ]


2. To approve a new Sub-Advisory Agreement between IMI and American Century Investment Management, Inc. ("American Century") with respect to the Fund.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.

                    FOR AGAINST ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop-in 1  [ ]   [ ]     [ ]   Fundname Drop-in 2 [ ]    [ ]      [ ]

3.   To approve the adoption of a Sub-Adviser Approval Policy.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.


                    FOR AGAINST ABSTAIN                     FOR AGAINST ABSTAIN
Fundname Drop-in 1  [ ]    [ ]    [ ]    Fundname Drop-in 2 [ ]   [ ]     [ ]



4.   To re-elect the current Trustees to the Board and to elect two new Trustees
     to the Board:                                       FOR   WITHHOLD  FOR ALL
                                                         ALL     ALL     EXCEPT
     Current Trustees:                                   [ ]     [ ]      [ ]
     01  Peter R. Brown   02  Charles C. Harris 03 John R. Kenney
     04  Patrick S. Baird 05  Jack E. Zimmerman 06 William W. Short, Jr.
     07  Daniel Calabria

     Nominees:
     08 Russell A. Kimball, Jr. 09 Janice B. Case

   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line below:

--------------------------------------------------------------------------------

5a. To approve a change to the description of the fundamental investment restriction with respect to diversification.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.


                    FOR AGAINST ABSTAIN                     FOR AGAINST ABSTAIN
Fundname Drop-in 1  [ ]    [ ]    [ ]    Fundname Drop-in 2 [ ]   [ ]     [ ]



5b. To approve a change to the description of the fundamental investment restriction with respect to physical commodities.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.


                    FOR AGAINST ABSTAIN                     FOR AGAINST ABSTAIN
Fundname Drop-in 1  [ ]   [ ]     [ ]    Fundname Drop-in 2 [ ]   [ ]     [ ]



5c. To approve a change to the description of the fundamental investment restriction with respect to lending.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.


                    FOR AGAINST ABSTAIN                     FOR AGAINST ABSTAIN
Fundname Drop-in 1  [ ]   [ ]     [ ]    Fundname Drop-in 2 [ ]   [ ]     [ ]



5d. To approve a change to the description of the fundamental investment restriction with respect to real estate securities.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.


                    FOR AGAINST ABSTAIN                     FOR AGAINST ABSTAIN
Fundname Drop-in 1  [ ]   [ ]     [ ]    Fundname Drop-in 2 [ ]   [ ]     [ ]



5e. To approve a change to the description of the fundamental investment restriction with respect to senior securities.

     [ ] to vote all Funds FOR; [ ] to vote all Funds AGAINST; [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.


                    FOR AGAINST ABSTAIN                     FOR AGAINST ABSTAIN
Fundname Drop-in 1  [ ]   [ ]     [ ]    Fundname Drop-in 2 [ ]   [ ]     [ ]



In the discretion of IDEX, to transact such other business as may properly come before the Meeting or any adjournments thereof.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY
CARD TODAY!                                                            IGE_12055